Exhibit 99.1

AMERICAN BRIVISION (HOLDING) CORPORATION

44370 Old Warm Springs Blvd.

Fremont, CA 94538

(845) 291-1291

TO THE SHAREHOLDERS OF AMERICAN BRIVISION (HOLDING) CORPORATION:

You are cordially invited to attend the 2021 annual shareholder meeting of American BriVision (Holding) Corporation (the “Company” or “ABVC”) to be held on February 8, 2021 at 9:30 p.m., local time in Taiwan (or 8:30 a.m. EST), as a virtual electronic meeting using a Zoom video webinar (the “Meeting”). Due to concerns regarding the coronavirus pandemic and to assist in protecting the well-being and health of our shareholders and employees, the Meeting will be held virtually via the Internet only with no physical in-person meeting excluding the Board of Directors. Technology will be incorporated into the Meeting to increase efficiency, allow for social distancing and provide for shareholder participation. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting, go to the Zoom link below:

https://zoom.us/webinar/register/WN_Fes0xhX1QgasXwl7tdha6g

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

The Meeting will be held for the purpose of considering and voting upon the following proposals:

●	To re-elect all 11 directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of shareholders or until removed;

●	To ratify the appointment KCCW Accountancy Corp. (“KCCW”) as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2020 and for the period ended March 31, 2021;

●	To approve an amendment to the Company’s Articles of Incorporation to change the Company’s corporate name to “ABVC BioPharma, Inc.” and approve and adopt the Certificate of Amendment to affect same (the “Name Change Proposal”);

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof; and

●	To direct the Chairman of the meeting to adjourn the meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the annual meeting, there are not sufficient votes to approve any of the foregoing proposals.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s common stock, $0.001 par value (the “Voting Stock”) at the close of business on December 22, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Voting Stock entitles the holder thereof to one vote. As of the date of this notice, there were 20,915,790 shares of Voting Stock outstanding.

Your vote is important, regardless of the number of shares you own. Due to the virtual nature of the Meeting, you are urged to vote in favor of each of the proposals by so indicating on the enclosed Proxy and by signing and returning the enclosed Proxy as promptly as possible, whether or not you plan to attend the Meeting virtually. The enclosed Proxy is solicited by the Company’s Board of Directors. Any shareholder giving a Proxy may revoke it prior to the time it is voted by notifying the Secretary, in writing, to that effect, by filing with him/her a later dated Proxy. You will not be able to vote at the Meeting; therefore, it is strongly recommended that you complete the enclosed proxy card before February 5, 2021, to ensure that your shares will be represented at this Meeting.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Voting Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

We are providing this notice and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the annual meeting and at any adjournments or postponements of the annual meeting.

Whether or not you plan to attend the annual meeting, we urge you to read this notice carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the annual meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the annual meeting.

I want to thank all of our shareholders as we look forward to what we believe will be an exciting future for our business.

We strongly encourage you to vote by proxy as described in the Proxy Statement so that your vote can be counted.

Dated: January 8, 2021

Sincerely,

/s/ Howard Doong
Howard Doong
President, CEO

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY U. S. STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING NOTICE OR PASSED UPON THEIR MERITS OR FAIRNESS, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE NOTICE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

QUESTIONS AND ANSWERS ABOUT THIS NOTICE

Why am I receiving this notice?

This notice provides some details about the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place at 9:30 p.m., local time in Taiwan (or 8:30 a.m. EST), on Monday, February 8, 2021 via the Zoom link below. Due to the continued public health impact of the coronavirus, or COVID-19, the Company has decided to hold the Annual Meeting of Shareholders as a virtual electronic meeting using Zoom video webinar. To assist in protecting the well-being and health of our shareholders and employees, the Meeting will be held virtually via the Internet only with no physical in-person meeting except the Board of Directors. In addition to on-line attendance, shareholders can hear all portions of the Meeting, submit written questions during the Meeting and listen to live responses to shareholder questions.

To attend the virtual Meeting via Zoom, go to the link below:

https://zoom.us/webinar/register/WN_Fes0xhX1QgasXwl7tdha6g

After you register with your name and email address, so that we can log attendees, you will be taken into the waiting room until the meeting begins.

We recommend you log in at least 15 minutes before the Meeting to ensure you are logged in when the meeting starts.

Stockholders are being asked to consider and vote upon proposals to: (i) elect the Director Nominees to the Board to serve until the next annual meeting of the shareholders, (ii) ratify the selection of KCCW as our independent registered public accounting firm for the year ended December 31, 2020 and the period ended March 31, 2021, and (iii) approve an amendment to the Company’s Articles of Incorporation approving a name change to ABVC BioPharma, Inc. (the “Name Change Proposal”) .

This notice also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this notice, we refer to American BriVision (Holding) Corporation as the “Company”, “ABVC,” “we”, “us” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our common stock at the close of business on December 22, 2020 (the “Record Date”) may attend this Meeting and vote on the proposals contained herein. There were 20,915,790 shares of common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in Section 12. Security Ownership of Certain Beneficial Owners and Management of the registration statement on Form S-1 that was declared effective by the Securities and Exchange Commission (the “SEC”) on December 23, 2020.

What is the proxy card?

The card enables you to appoint the Chairman of the meeting as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing the Chairman to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, you must complete and return your proxy card before February 5, 2021 for your vote to be counted. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of the other proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co., you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. To obtain a valid proxy, you must make an annual request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement.

How do I vote?

If you were a stockholder of record of the common stock on the Record Date, you may vote in any of the methods described below. Each share of common stock entitles the holder thereof to one vote on the applicable proposals.

You may vote in one of three ways:

●	Over the Internet

If your shares are registered in your name: Vote your shares over the Internet by accessing the proxy online voting website at: www.proxyvote.com and following the on-screen instructions. You will need the control numbers that appear on your proxy card when you access the web page.

If your shares are held in the name of a broker, bank or other nominee: Vote your shares over the Internet by following the voting instructions that you receive from such broker, bank or other nominee.

●	By Telephone

If your shares are registered in your name: Vote your shares over the telephone by accessing the telephone voting system toll-free at 1-800-690-6903 in the United States and from foreign countries using any touch-tone telephone and following the telephone voting instructions. The telephone instructions will lead you through the voting process. You will need the Company number, account and control numbers that appear on your proxy card.

●	By Mail

Vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

i.	as you instruct; and

ii.	according to the best judgment of the Chairman if a proposal comes up for a vote at this Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;

●	FOR the selection of KCCW as our independent registered public accounting firm for year ending December 31, 2020 and the period ended March 31, 2021;

●	FOR the approval of the Name Change Proposal, which includes an amendment to the Articles of Incorporation; and,

●	According to the best judgment of the Chairman if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this notice, please complete and sign your proxy card. Then place your vote via the internet or phone, or return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting. There will not be any voting at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date; or

●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting.

What is the vote required for each proposal?

The election of each nominee for director requires the affirmative vote of a plurality of the votes cast in person or by proxy at the annual meeting, which means the 11 nominees who receive the greatest number of FOR votes will be elected. The approval of each of the other proposals requires the affirmative vote of a majority of the votes cast in person or by proxy at the annual meeting. Abstentions will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Broker non-votes are not counted for any purpose in determining whether a matter has been approved, but, along with abstentions, are considered present and entitled to vote for purposes of determining a quorum.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposals presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the SEC reporting the voting results.

Who can help answer my questions?

You can contact Yvonne Chen at info@ambrivis.com or by sending a letter to the offices of the Company at 44370 Old Warm Springs Blvd., Fremont, CA 94538, Attn: Yvonne Chen with any questions about proposals described in this proxy statement or how to execute your vote.

No Right of Appraisal

None of Nevada law, our Articles of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

WHERE CAN I GET A COPY OF THE PROXY MATERIALS?

Copies of our 2019 Annual Report, including consolidated financial statements as of and for the year ended December 31, 2019, our Quarterly Report on Form 10Q for the quarter ended September 30, 2020, the proxy card, the Notice and this Proxy Statement are available on our Company’s website at http://www.abvcpharma.com. The contents of that website are not a part of this Proxy Statement. If you want to receive a paper or email copy of the Company’s 2019 Annual Report, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy by contacting Yvonne Chen at: info@ambrivis.com.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders or until they are removed. There are no family relationships among the executive officers and directors of the Company, except that Dr. Tsang Ming Jiang, Dr. Tsung-Shann Jiang and Dr. Chang-Jen Jiang are brothers and Mr. Eugene Jiang is Dr. Tsung-Shann Jiang’s son. Provided below are brief descriptions of the business experience of each director during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Name	Age	Title
Eugene Jiang	34	Chairman of the Board and Chief Business Officer (“CBO”)
Dr. Ming-Fong Wu	45	Independent Director
Norimi Sakamoto	50	Independent Director
Yen-Hsin Chou	32	Independent Director
Dr. Tsung-Shann (T.S.) Jiang	67	Chief Strategy Officer (“CSTRO”) and Director
Dr. Shin-Yu Miao	57	Independent Director
Yoshinobu Odaira	72	Independent Director
Shih-Chen Tzeng	63	Independent Director
Dr. Hwalin Lee	84	Director
Dr. Tsang Ming Jiang	60	Director
Dr. Chang-Jen Jiang	65	Director

Eugene Jiang, Chairman, served as our CEO and President from the Company’s inception in July 2015 until he resigned on September 15, 2017. He remains the Chairman of the Board and also serves as our Chief Business Officer. From June 2015 until present, Mr. Jiang also serves as Director for BioLite Incorporation. He also serves as CEO for Genepro Investment Company since March 2010. Mr. Jiang obtained an EMBA degree from the University of Texas in Arrington in 2009 and in 2008, Mr. Jiang received a bachelor’s degree in Physical Education from Fu-Jen Catholic University.

Dr. T.S. Jiang, Chief Strategy Officer and Director, was appointed as the Company’s Chief Strategy Officer on and elected as a director on our Board of Directors on February 8, 2019, the closing date of the Mergers. He has been the chairman of BioLite, Inc., a subsidiary of BioLite Holding, Inc., since January 2010. Prior to BioLite, Dr. Jiang served as the president and/or chairman of multiple biotech companies in Taiwan, including PhytoHealth Corporation from 1998 to 2009 and AmCad BioMed Corporation from 2008 to 2009. In addition, Dr. Jiang is a director on various biotech associations, such as the Taiwan Bio Industry Organization (Taiwan) from 2006 to 2008 and the Chinese Herbs and Biotech Development Association in Taiwan from 2003 to 2006. Dr. Jiang was an assistant professor at University of Illinois from 1981 to 1987 and an associate professor at Rutgers, the State University of New Jersey from 1987 to 1990 and served as a professor at a few Taiwanese universities during a period from 1990 to 1993, such as National Taiwan University, National Cheng Kung University and Tunghai University. Dr. Jiang obtained his bachelor degree in Chemical Engineering from National Taiwan University in Taiwan in 1976, masters and Ph.D. from Northwestern University in the U.S. in 1981 and Executive Master of Business Administration (“EMBA”) from National Taiwan University in Taiwan in 2007. As a successful entrepreneur, Dr. Jiang has developed and commercialized PG2 Lyo Injection, a new drug to treat cancer related fatigue. From 1998 to 2009, Dr. T. S. Jiang served as President of Phyto Health Corporation where he led a project team to develop PG2 Injectable. This product was extracted, isolated and purified from a type of Traditional Chinese Medicine. PG2 Injection was intended for cancer patients who had trouble recovering from severe fatigue. Dr. Jiang oversaw and managed the R&D department, daily corporate operations and business of Phyto Health Corporation when he was the President. PG2 Lyo Injection received approval on its NDA from Taiwan Food and Drug Administration in 2010 and later was launched into the Taiwan market in 2012. We believe that Dr. Jiang provides leadership and technological guidance on our strategic development and operations.

Dr. Tsang Ming Jiang, Director, was elected as a director on our Board of Directors on November 23, 2017. He has served as a technical director at the Industrial Technology Research Institute in Taiwan since January 2017. Prior to joining the Industrial Technology Research Institute as a technical director, Dr. Jiang worked at the Company as chief information officer from November 2016 to January 2017, Ericsson as engineering manager from 2013 to 2016 and the Industrial Technology Research Institute as deputy director from October 2011 to February 2013. In addition, Dr. Jiang worked at several other research institutes, including University of Alaska Fairbanks, National Taiwan University and Chung Cheng University, with his research interest in cloud computing and Internet security, especially in the areas of virtualization, software-defined data centers, SDN enabled networks and big data analytics. Dr. Jiang received his Bachelor of Science in electrical engineering in 1982 and Master of Science in electrical engineering in 1984, both from National Taiwan University, and his Ph.D. in electrical engineering and computer science from University of Illinois at Chicago in 1988. Dr. Tsang Ming Jiang is a brother of Dr. Tsung-Shann Jiang, who together with his wife collectively owns 80% of Lion Arts Promotion, Inc. which has approximately 69.3% of ownership interest in the Company through YuanGene Corporation, a wholly-owned subsidiary of Lion Arts Promotion, Inc.

Dr. Ming-Fong Wu, Director, was elected as a director on our Board of Directors on November 23, 2017. He currently is a senior physician at Taoyuan Hanqun Orthopedic Clinic and has been since 2012. Prior to Taoyuan Hanqun Orthopedic Clinic, Dr. Wu worked as a physician at various private and public hospitals and clinics, such as National Taiwan University Hospital. Dr. Wu graduated from National Taiwan University College of Medicine in 2000 and has obtained his license to practice medicine and orthopedist’s license in Republic of China.

Norimi Sakamoto, Director, was elected as a director on our Board of Directors on November 23, 2017, She currently serves with Shogun Maitake Canada Co., Ltd. as an executive officer and business development manager from 2015, with Shogun Maitake Odaira Enterprise Ltd as an executive officer from 2017, with Odaira Corporation Co., Ltd. as chief executive officer since 2014 and with MyLife Corporation as president and chief executive officer since 2012. Ms. Sakamoto started her career in 1997 with Sumitomo Corporation Hokkaido Co., Ltd. in Japan. Ms. Sakamoto received her Bachelor Degree of Arts in travel and tourism from Davis and Elkins College in 1993 and Master of Science in urban studies from the University of New Orleans in 1995.

Yen-Hsin Chou, Director, was elected as a director on our Board of Directors on November 23, 2017, She has served as a clerk at Mega Securities Co., Ltd. since 2011. Ms. Chou’s responsibilities primarily include selling various types of securities, including futures, funds and insurance, managing clients’ accounts and business development. Ms. Chou received a Bachelor Degree from Yuan Chi University School of Economics in 2011.

Dr. Chang-Jen Jiang, Director, was elected as a director on our Board of Directors on November 23, 2017. He has been an attending doctor at the department of pediatrics of Eugene Women and Children Clinic since 2008. Previously, Dr. Chang-Jen worked as an attending doctor at the department of pediatrics of Keelung Hospital, the Ministry of Health and Welfare in Taiwan from 1994 to 2008. Before his position at Keelung Hospital, he was a chief doctor at the department of pediatrics, hematology and oncology of Mackay Memorial Hospital in Taiwan for three years until 1994. Dr. Chang-Jen Jiang obtained his doctor of medicine degree (the Taiwanese equivalent degree of MD) from Taipei Medical University in Taiwan in 1982 and started his career in Mackay Memorial Hospital. We believe that the Company will benefit from Dr. Jiang’s knowledge in biology and experiences in medical practice.

Dr. Shin-Yu Miao, Director, was elected as a director on our Board of Directors on February 8, 2019. She has served as an associate professor at Ling Tung University Department of Applied Foreign Languages since 2004. She served as a lecturer from 1996 to 2004. Ms. Miao received her M.S. in Adult Education from the University of Manchester in 1995 and Ph.D. in Adult Education from the University of South Australia in 2004. We believe that Ms. Miao’s familiarity with biotech research centers will be a valuable resource for our drug development.

Yoshinobu Odaira, Director, was elected as a director on our Board of Directors on February 8, 2019. He is an entrepreneur and has founded a number of Japanese agricultural companies, including Yukiguni Maitake, our licensing partner. In 1983, Mr. Odaira established Yukiguni Maitake, which became a public company in Japan in 1994. In 2015, Bain Capital Private Equity purchased Yukiguni Maitake through a tender offer. In addition to his success with Yukiguni Maitake, Mr. Odaira served as the CEO of Yukiguni Shoji Co., Ltd. since 1988 and the CEO of Odaira Shoji Co., Ltd. from 1989. In 2015, Mr. Odaira founded two new companies, Shogun Maitake Canada Co., Ltd. in Canada and Odaira Kinoko Research Co., Ltd. in Japan. Yoshinobu Odaira graduated from the Ikazawa Junior High School in 1963. We believe that we will benefit from Mr. Odaira’s successful business experience.

Shih-Chen Tzeng, Director, was elected as a director on our Board of Directors on February 8, 2019. He has served as a sales manager at SinoPac Securities Corp. (“SinoPac Securities”), a well-established brokerage firm in Taiwan, since 2000. SinoPac Securities has fifty-eight (58) branch offices in Taiwan and subsidiaries in Hong Kong, Shanghai and London. Shih-Chen Tszeng graduated from Dam Kang University in 1978 with a bachelor degree in Accounting. We believe the Company will benefit from Ms. Tszeng’s knowledge and experience with the securities industries.

Dr. Hwalin Lee, Director, was elected as a director on our Board of Directors on February 8, 2019. He serves as the chairman of Phoeng Foundation since 2011. From 1986, Dr. Lee has been the chairman of the Chuan Lyu Foundation. From 1973 to 1989, Dr. Lee was the president of Deltan Corporation and prior to that he was senior research chemist at a couple of chemical companies. Dr. Hwalin Lee obtained a B.S. in pharmacy from National Taiwan University in 1957 and a Ph.D. in Pharmaceutical Chemistry from University of California, San Francisco in 1966. Dr. Lee qualifies as a director of the Company because he has extensive work experience in chemical companies and educational background in pharmaceutical chemistry.

Vote Required

The 11 nominees who receive the greatest number of FOR votes will be elected.  Abstentions and broker non-votes will have no effect on the result of the vote.

PROPOSAL NO. 2 — RATIFICTION OF SELECTION OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected KCCW to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 and the period ended March 31, 2021.

We are asking our stockholders to ratify the selection of KCCW as our independent registered public accounting firm. In the event our stockholders fail to ratify the appointment, the Board may reconsider this appointment.

We have been advised by KCCW that neither the firm nor any of its associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients.  Representatives of KCCW are not expected to attend the Meeting virtually and therefore are not expected to be available to respond to any questions.  As a result, representatives of KCCW will not make a statement at the Meeting.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of KCCW to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2020 and the period ended March 31, 2021) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of KCCW as the independent registered public accountants of the Company.

PROPOSAL NO. 3 – THE NAME CHANGE

Our Board of Directors has unanimously approved, and recommended that our stockholders approve, an amendment (the “Articles of Amendment”) to our Articles of Incorporation, as amended, to change the name of the Company from American BriVision (Holding) Corporation to ABVC BioPharma, Inc.

The proposed name change is part of the Company’s marketing and rebranding efforts which strive to provide a clearer and more unified image of the Company’s mission, focus, and business to customers. We believe the name ABVC BioPharma, Inc. more accurately reflects our business scope, which covers a new drug and innovative medical device development company. Accordingly, the Board believes it to be in the best interest of the Company and its stockholders to change the name of the Company to ABVC BioPharma, Inc..

If the name change is approved, your stock certificates will remain valid and stockholders will not be required to submit their stock certificates for exchange as a result of this amendment. Following the effective date of the amendment, if approved, all new stock certificates issued by the Company would be printed with the Company’s new name, ABVC BioPharma, Inc.

The proposed amendment will require an amendment to the Company’s Articles of Incorporation. Under Nevada law, such an amendment requires the affirmative vote of a majority of the Voting Stock. In the absence of contrary instructions, each proxy will be voted “for” the approval of the amendment. If approved by stockholders, the amendment will become effective on the date it is filed with the Nevada Secretary of State, and we anticipate that the appropriate filing to effect the amendment will be made as soon after the Annual Meeting as practicable.

The Articles of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Articles of Incorporation, as amended if the name change is approved by the stockholders.

Vote Required

Proposal No. 3 (the name change and related amendment to our Articles of Incorporation) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of the Voting Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the name change and the related amendment to our Articles of Incorporation.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

Registered shareholders can further save the Company expense by consenting to receive all future proxy statements, forms of proxy and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please access the website www.proxyvote.com when transmitting your voting instructions and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. Your choice will remain in effect unless and until you revoke it.

To revoke your decision to receive or access shareholder communications electronically, access the website www.proxyvote.com, enter your current PIN, select “Cancel my Enrollment” and click on the Submit button. After submitting your entry, the Cancel Enrollment Confirmation screen will be displayed. This screen will show your current Enrollment Number. To confirm your enrollment cancellation, click on the Submit button. Otherwise, click on the Back button to return to the Enrollment Maintenance screen. After submitting your entry, the Cancel Enrollment Complete screen will be displayed. This screen will indicate that your enrollment has been cancelled. You may be asked to complete a brief survey to help us understand why you opted out of electronic delivery. You will be sent an e-mail message confirming the cancellation of your enrollment. No further electronic communications will be conducted for your account and your Enrollment Number will be marked as “Inactive.” You may at any time reactivate your enrollment. You will be responsible for any fees or charges that you would typically pay for access to the Internet.

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Periodic Reports

The Company’s Annual Report for the year ended December 31, 2019 and the Company’s Quarterly Report on Form 10Q for the quarter ended September 30, 2020 is available on the SEC’s website at www.sec.gov.  Neither the Annual Report nor the Quarterly Report are to be regarded as part of the proxy soliciting material.

Form of Proxy Card

AMERICAN BRIVISION (HOLDING) CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON

February 8, 2021

The undersigned hereby appoints the Chairman of the meeting (the “Proxy”), with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of American BriVision (Holding) Corporation (the “Company”) held of record by the undersigned at the close of business on December 22, 2020 at the annual meeting of shareholders to be held virtually on Zoom at 9:30 p.m., local time in Taiwan (or 8:30 a.m. EST), on February 8, 2021, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

To attend the virtual Meeting via Zoom, go to:

https://zoom.us/webinar/register/WN_Fes0xhX1QgasXwl7tdha6g

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

PROPOSALS 1 – 3 SET FORTH BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1- Election of the following 11 nominees:

Nominees
☐	For all nominees	Eugene Jiang	☐
		Dr. Ming-Fong Wu	☐
☐	Withhold authority for all nominees	Norimi Sakamoto	☐
		Yen-Hsin Chou	☐
☐	For all except (To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark an “X” in the box next to each nominee you wish to withhold, as shown here: ☒)	Dr. Tsung-Shann (T.S.) Jiang	☐
		Dr. Shin-Yu Miao	☐
		Yoshinobu Odaira	☐
		Shih-Chen Tzeng	☐
		Dr. Hwalin Lee	☐
		Dr. Tsang Ming Jiang	☐
		Dr. Chang-Jen Jiang	☐

PROPOSAL 2- Ratify KCCW as the Company’s independent registered public accounting firm for the year ended December 31, 2020 and the period ended March 31, 2021.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3- Name Change and related Articles of Amendment.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐

(see reverse for instructions)

Please indicate if you intend to attend this meeting     ☐ YES             ☐ NO

Signature of Shareholder:	______________________________

Date:	______________________________

Name shares held in (Please print): _______________________	Account Number (if any): ____________________________

No. of Shares Entitled to Vote: _______________________	Stock Certificate Number(s): _________________________

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:	______________________________________________________ ______________________________________________________

Shareholder’s Signature __________________________________________________

Shareholder’s Signature ___________________________________________________

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO BROADRIDGE AT 51 MERCEDES WAY, EDGEWOOD, NY 11717. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

APPENDIX A

CERTIFICATE OF AMENDMENT OF

AMERICAN BRIVISION (HOLDING) CORPORATION

A PROFIT CORPORATION

The articles shall be amended as follows:

Article I

Name

The name of the Corporation shall be: ABVC BioPharma, Inc.